UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2015, the Board of Directors of Alexander & Baldwin, Inc. (the “Company”) elected Christopher J. Benjamin as a member of the Board of Directors, effective as of January 1, 2016. He was designated a Class I director and, pending re-nomination by the Board of Directors, will be considered for election at the 2016 Annual Meeting of Shareholders. Mr. Benjamin is currently the President and Chief Operating Officer of the Company. As previously disclosed in the Company’s Form 8-K, filed on July 31, 2015, Mr. Benjamin will serve as Chief Executive Officer of the Company, effective as of January 1, 2016.

A press release announcing the election of Mr. Benjamin was issued on November 2, 2015, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated November 2, 2015, announcing the election of Christopher J. Benjamin to the Board of Directors of Alexander & Baldwin, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito______________
Paul K. Ito
Senior Vice President, Chief Financial Officer,
Treasurer

Dated:    November 2, 2015